                                                                      EXHIBIT 23



CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement Nos. 333-121283, 333-107810, 333-100349, 333-61614 and 333-44870 of Community Health
Systems, Inc. on Form S-8 of our report dated June 28, 2005, appearing in this Annual Report on Form 11-K of Community Health Systems, Inc. 401(k) Plan for the year ended December 31, 2004.

/s/ Deloitte & Touche LLP

Nashville, Tennessee
June 28, 2005